UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 11, 2004

                               ALMOST FAMILY, INC.
             (Exact name of registrant as specified in its charter)

        Delaware                      1-09848                   06-1153720
(State or other jurisdiction    (Commission File No.)          (IRS Employer
     of incorporation)                                      Identification No.)

  9510 Ormsby Station Road, Suite 300
      Louisville, Kentucky                                         40223
(Address of principal executive offices)                        (Zip Code)

                                 (502) 891-1000
              (Registrant's telephone number, including area code)


                                       N/A

         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On November 12, 2004, Almost Family, Inc. (the "Company") issued a press release announcing its financial results for the quarter ended September 30, 2004. Attached to this Current Report on Form 8-K as Exhibit 99.1 is a copy of such press release.

         The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

ITEM 8.01.  OTHER EVENTS

         On November 11, 2004, the Company issued a press release announcing its entry into a definitive agreement to acquire the assets and business operation of an Orlando, Florida, Medicare- certified home health agency. Attached to this Current Report on Form 8-K as Exhibit 99.2 is a copy of such press release.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

         (C) EXHIBITS

                  99.1 Press Release dated November 12, 2004

                  99.2 Press Release dated November 11, 2004

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             ALMOST FAMILY, INC.

Date:  November 12, 2004                     By  /s/ C. Steven Guenthner
                                                 -------------------------------
                                                 C. Steven Guenthner
                                                 Senior Vice President and
                                                 Chief Financial Officer

                                INDEX TO EXHIBITS

Exhibit No.
--------------

99.1   Press release issued by the Company on November 12, 2004.

99.2   Press release issued by the Company on November 11, 2004.